UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

March 4, 2021

(Date of Report)

VIVA ENTERTAINMENT GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-163815	98-0642409
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

143-41 84th Drive, Briarwood, New York 11435

(Address of principal executive offices)

Registrant's telephone number, including area code: 347-681-1668

___________________________

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.02	Unregistered Sales of Equity Securities.

On February 22, 2021, Viva Entertainment Group, inc. (the “Registrant”) issued a total of 40,000,000 shares of common stock to Bellridge Capital LP (“Bellridge”) for the conversion of a note payable from March 22, 2019 in the amount of $60,000, together with accrued interest and penalties totaling $23,159.52 for a total value of $83,159.52. In connection with this issuance, Bellridge agreed to satisfy all other remaining outstanding obligations of Viva Entertainment for the payment of $1.00. These additional obligations consisted of notes payable for $60,000 dated May 6, 2019, $45,000 dated June 5, 2019, and $45,000 dated June 14, 2019, for a combined satisfaction agreement of $233,159.52, exclusive of penalties and accrued interest associated with these obligations which were included in the final share conversion.

On February 18, 2021, the Registrant agreed to issue a total of 41,589,600, shares of common stock to Greentree Financial Group, Inc. for the conversion of all its note payable balances, of which 16,589,600 shares have been issued. The balance of 25,000,000 shares will be issued within the next 30 days and will fully satisfy the notes payable date June 18, 2018 in the amount of $91,474, the note payable from August 31, 2018 having a balance of $99,624, the note payable dated November 16, 2018 in the amount of $340,328, and the note payable from November 8, 2018 in the amount of $86,668, together with all penalties and accrued interest associated with these obligations which have been included in the final share conversion.

On February 17, 2021, Registrant issued to BHP Capital a total of 19,938,462 shares of common stock, and a commitment to issue and additional 20,000,000 at a date to be determined, on the conversion of a note payable from March 19, 2019 in the amount of $30,900 together with accrued interest and penalties totaling $21,600 for a total value of $52,500. In connection with this issuance, BHP Capital agreed to satisfy all other remaining outstanding obligations of Viva Entertainment for the payment of $1.00. These additional obligations consisted of notes payable for $41,111 dated August 28, 2019, $34,650 dated November 5, 2019, $34,650 dated August 2, 2019 Note, and $30,000 dated December 19, 2017 which was purchased by BHP from Ignition Capital on May 30, 2019. Combined, these notes represent a satisfaction of $192,911, exclusive of penalties and accrued interest associated with these obligations which were included in the final share conversion.

When viewed collectively, the three transactions resulted in the elimination of over $1,044,164.92 in past due convertible debt obligations plus substantial accrued interest and penalties.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated March 4, 2021

VIVA ENTERTAINMENT GROUP, INC.

By: /s/ Johnny Falcones
Johnny Falcones
Chief Executive Officer

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